Provisions (Tables)	6 Months Ended
Jun. 30, 2020
14. Provisions
Provisions
14. Provisions
	As at	As at
	30.06.20	31.12.19
	£m	£m
PPI redress	774	1,155
Other customer redress	372	420
Legal, competition and regulatory matters	269	376
Redundancy and restructuring	104	143
Undrawn contractually committed facilities and guarantees	741	322
Onerous contracts	23	42
Sundry provisions	329	306
Total	2,612	2,764

Validity assumptions[1]	Total volumes assumed valid[2]	Sensitivity on the remaining volumes
	%	£m
Claims received	21%	1% = £3m
Information requests received	7%	1% = £2m

1Total valid claims and information requests received, excluding those for which no PPI policy exists, claims from the Official Receiver in relation to bankrupt individuals and responses to proactive mailing. The sensitivity has been calculated to show the impact a 1% increase or decrease in the volume of unresolved valid claims would have on the provision level.

2Based on the observed data from September 2019 to June 2020.